                                                                EXHIBIT 99(a)(2)

                                                                              4%
                        LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
                      SHARES OF 4% SERIES PREFERRED STOCK
                     CUSIP NUMBERS 048303200 AND 048303903

                                       OF

                         ATLANTIC CITY ELECTRIC COMPANY

                               ----------------

              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH

                                       BY

                                    CONECTIV

                  DATED SEPTEMBER 10, 1998, FOR PURCHASE AT A
                       PURCHASE PRICE OF $81.60 PER SHARE

                                     AND/OR

                    VOTED PURSUANT TO THE PROXY STATEMENT OF

                         ATLANTIC CITY ELECTRIC COMPANY


   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED

   THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

              BY MAIL:                       BY HAND OR OVERNIGHT COURIER:
    Tender & Exchange Department              Tender & Exchange Department
           P.O. Box 11248                          101 Barclay Street
        Church Street Station                  Receive and Deliver Window
    New York, New York 10286-1248               New York, New York 10286

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))
--------------------------------------------------------------------------------

  IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND PROXY STATEMENT OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND PROXY, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, AT TELEPHONE (800) 431-9629 (TOLL FREE).

  PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CONECTIV ("CONECTIV") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

  HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 14, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD OF SUCH SHARES ON THE RECORD DATE. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES SEPTEMBER 10, 1998 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT), TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

  NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

  The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

  NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

  THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

  PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR ITEM 1.

  Indicate your vote by an (X). The Board of Directors recommends voting FOR
Item 1.

ITEM 1.

  HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

  To remove from the Company's charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

              [_] FOR          [_] AGAINST           [_] ABSTAIN

  SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting. [_]

                           SIGNATURE(S) OF OWNER(S)

X
-------------------------------------------------------------------------------

X
-------------------------------------------------------------------------------

Dated: __________________________________________________________________, 1998

Name(s): ______________________________________________________________________

_______________________________________________________________________________
                                (PLEASE PRINT)

Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________

_______________________________________________________________________________
                              (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: __________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE COMPLETE:

                        DESCRIPTION OF SHARES TENDERED
    (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
                                CERTIFICATE(S))
                 (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

-----------------------------------------------------------------------------
                                                         NUMBER OF SHARES NOT
                    TOTAL NUMBER OF                       TENDERED BUT AS TO
     CERTIFICATE SHARES REPRESENTED BY     NUMBER OF     WHICH PROXIES GIVEN
     NUMBER(S)*     CERTIFICATE(S)*    SHARES TENDERED**         ONLY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

 * Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

  If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder services department ("ACE Stockholder Services") at 800-365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

PLEASE COMPLETE IF APPLICABLE:

             GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: _________________________________________________________

Name: _________________________________________________________________________

Name of Firm: _________________________________________________________________

Address of Firm: ______________________________________________________________

Area Code and Telephone No.: __________________________________________________

Dated: __________________________________________________________________, 1998

   IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 14, 1998, A RECORD HOLDER MUST
                   COMPLETE THE FOLLOWING IRREVOCABLE PROXY

          PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
              PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
               WAS NOT A HOLDER OF RECORD ON SEPTEMBER 14, 1998

                               IRREVOCABLE PROXY
                         WITH RESPECT TO SHARES OF THE
                     4% SERIES CUMULATIVE PREFERRED STOCK
                                      OF
                        ATLANTIC CITY ELECTRIC COMPANY
                  THE UNDERSIGNED HEREBY IRREVOCABLY APPOINTS

                    --------------------------------------
                       TYPE OR PRINT NAME OF TRANSFEREE

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 14, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

  This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

  This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

  All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

-------------------------------------------------------------------------------
                        DESCRIPTION OF PREFERRED STOCK
-------------------------------------------------------------------------------
        CERTIFICATE NUMBER(S)                       AGGREGATE NUMBER
     (ATTACH LIST IF NECESSARY)                         OF SHARES

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     Total: ______________________________

_____________________________________     _____________________________________
    SIGNATURE OF RECORD HOLDER OR             SIGNATURE OF RECORD HOLDER OF
        AUTHORIZED SIGNATORY                      AUTHORIZED SIGNATORY

_____________________________________     _____________________________________
         TYPE OR PRINT NAME                        TYPE OR PRINT NAME

Date: ________________________ , 1998     Date: _________________________, 1998

Tax Identification or Social Security No(s). __________________________________

  Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.


Name: _________________________________________________________________________
                                (PLEASE PRINT)

Capacity: _____________________________________________________________________
                                 (FULL TITLE)

Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)

Area Code and Tel. No. ________________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Name of Firm: _________________________________________________________________

Authorized Signature: _________________________________________________________

Title: ________________________________________________________________________

Dated: _________________________________________________________________ , 1998

  DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

  DO NOT SEND ANY CERTIFICATES TO MORGAN STANLEY DEAN WITTER, D. F. KING & CO., INC., CONECTIV, ACE STOCKHOLDER SERVICES OR ATLANTIC CITY ELECTRIC COMPANY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT (800) 431-9629 (TOLL FREE) OR BANKS AND BROKERS CALL (212) 269-5550.

  This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded to The Bank of New York ("Depositary") or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below) and an Agent's Message (as defined below) is not delivered.

  Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO CONECTIV, THE COMPANY OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

[_] CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

  A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

[_] A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

[_] A vote FOR the Proposed Amendment will be cast at the Special Meeting.

  ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of tendering institution _______________________________________

      Account No. at DTC __________________________________________________

      Transaction Code No. ________________________________________________

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of tendering shareholder(s) _________________________________

      Date of execution of Notice of Guaranteed Delivery and Proxy ________

      Name of institution that guaranteed delivery ________________________

      If delivery is by book-entry transfer:

      Name of tendering institution _______________________________________

      Account No. at DTC __________________________________________________

      Transaction Code No. ________________________________________________

  A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

[_] A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

[_] A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

[_] A valid vote FOR the Proposed Amendment will be cast at the Special
    Meeting.

                   NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The abovesigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to Conectiv's offer to purchase any and all of the outstanding shares (the "Shares") of the series of preferred stock of Atlantic City Electric Company, a New Jersey corporation, and direct utility subsidiary of Conectiv (the "Company"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 10, 1998 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer-- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer-- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, Conectiv all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conectiv, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from Conectiv and transmitting payment to tendering shareholders.

  The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Conectiv, Conectiv will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conectiv to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

  The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. Conectiv's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and Conectiv upon the terms and subject to the conditions of the Offer.

  The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, Conectiv may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

  Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the abovesigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that Conectiv has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Conectiv does not accept for purchase any of the Shares so tendered.

COMPLETE ONLY IF APPLICABLE:

    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 4, 6 AND 7)            (SEE INSTRUCTIONS 4, 6 AND 7)

   To be completed ONLY if the                To be completed ONLY if the
 check for the purchase price of            check for the purchase price of
 Shares purchased, the                      Shares purchased, the
 certificates for Shares not                certificates for Shares not
 tendered or not purchased or the           tendered or not purchased or the
 check for the Special Cash                 check for the Special Cash
 Payment are to be issued in the            Payment are to be mailed to
 name of someone other than the             someone other than the
 abovesigned.                               abovesigned or to the
                                            abovesigned at an address other
 Issue [_] Check and/or                     than that shown below the
       [_] Certificate(s) to:               abovesigned's signature(s).

 Name ____________________________          Mail [_] Check and/or
          (PLEASE PRINT)                         [_] Certificate(s) to:

 Address _________________________          Name ____________________________
                                                     (PLEASE PRINT)
 _________________________________
        (INCLUDE ZIP CODE)                  Address _________________________

 _________________________________          _________________________________
    (TAXPAYER IDENTIFICATION OR                    (INCLUDE ZIP CODE)
      SOCIAL SECURITY NUMBER)

COMPLETE ONLY IF YOUR SHARES ARE LOST:

                             LOST CERTIFICATES BOX

  [_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU
      OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: _______________________________________________________

COMPLETE ONLY IF APPLICABLE:

                         SOLICITED TENDERS AND PROXIES
                             (SEE INSTRUCTION 10)

  As provided in Instruction 10, Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

  The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: _________________________________________________________________
                                (PLEASE PRINT)

Name of Individual Broker or Financial Consultant: ____________________________

Telephone Number of Broker or Financial Consultant: ___________________________

Identification Number (if known): _____________________________________________

Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)

Complete ONLY if customer's shares held in nominee name are tendered:

NAME OF BENEFICIAL OWNER                  NUMBER OF SHARES TENDERED
                     (ATTACH ADDITIONAL LIST IF NECESSARY)


_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

  The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Conectiv or the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

  The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

  THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED FOR THE TENDER OF SHARES OF THE 4% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER OR VOTE SHARES OF ANY OTHER SERIES OF PREFERRED STOCK FOR WHICH CONECTIV IS MAKING A TENDER OFFER AND/OR SOLICITING A PROXY MUST SUBMIT A LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

    PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

SIGN HERE: ____________________________________________________________________
                             SIGNATURE OF OWNER(S)

_______________________________________________________________________________
                             SIGNATURE OF OWNER(S)

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and as Agent's Message (as defined below) is not delivered or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by Conectiv (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal and Proxy. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained with this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company on the Record Date and transferees thereof. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record of such Shares on the Record Date. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of the Company his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on September 10, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered or voted under either Tender and Proxy Document are held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

  If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations or certificates.

  If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conectiv of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder voting in favor of the Proposed Amendment (but not tendering) is required to provide the Depositary with (i) in the case of a United States Preferred Shareholder, a correct Taxpayer Identification Number ("TIN") and a certification that the IRS has not notified such shareholder that he is subject to backup withholding on Substitute Form W-9, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as discussed below under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer shall be named hereunder under the heading "Solicited Tenders," and shall have solicited and obtained the tender, and shall also be (a) any broker or dealer in securities including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD,
(b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

  Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination shall be final and binding. Conectiv reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Conectiv's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Conectiv shall determine. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call ACE Stockholder Services at (800) 365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on a Special Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that
(a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                  PAYER'S NAME

                           Part 1--PLEASE PROVIDE YOUR        Social Security
                           TIN IN THE BOX AT RIGHT AND       Number OR Employer
 SUBSTITUTE                CERTIFY BY SIGNING AND DATING     Identification TIN
 FORM W-9                  BELOW.
 DEPARTMENT OF                                               -----------------
 THE TREASURY             -----------------------------------------------------
 INTERNAL                  Name (Please Print) ___________
 REVENUE SERVICE           Address _______________________   Part 2--
                           City   ___ State __ Zip Code __   Awaiting TIN [_]
 PAYER'S REQUEST FOR      -----------------------------------------------------
 TAXPAYER IDENTIFICATION   Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY,
 NUMBER ("TIN") AND        I CERTIFY THAT: (1) the number shown on this form
 CERTIFICATION             is my correct taxpayer identification number (or a
                           TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue
                           Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.

                           SIGNATURE ______________ DATE _______________, 1998
                           You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                          -----------------------------------------------------
                           NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
                           PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR
                           PROXY SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE
                           FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                           PART 2 OF SUBSTITUTE FORM W-9.

                                    CERTIFICATE OF AWAITING TAXPAYER
                                          IDENTIFICATION NUMBER

                           I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
                           (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.

                           SIGNATURE ______________ DATE _______________, 1998

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                          77 Water Street, 20th Floor
                            New York, New York 10005
                           (800) 431-9629 (toll free)

                                       or

                             Banks and Brokers call
                                 (212) 269-5550

                                                                           4.10%
                        LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
                     SHARES OF 4.10% SERIES PREFERRED STOCK
                             CUSIP NUMBER 048303770
                                       OF

                         ATLANTIC CITY ELECTRIC COMPANY

                               ----------------
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH

                                       BY

                                    CONECTIV

                  DATED SEPTEMBER 10, 1998, FOR PURCHASE AT A
                       PURCHASE PRICE OF $83.50 PER SHARE

                                     AND/OR

                    VOTED PURSUANT TO THE PROXY STATEMENT OF

                         ATLANTIC CITY ELECTRIC COMPANY

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED

   THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

                BY MAIL:                     BY HAND OR OVERNIGHT COURIER:
      Tender & Exchange Department            Tender & Exchange Department
             P.O. Box 11248                        101 Barclay Street
         Church Street Station                 Receive and Deliver Window
     New York, New York 10286-1248              New York, New York 10286

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))
--------------------------------------------------------------------------------

  IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND PROXY STATEMENT OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND PROXY, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, AT TELEPHONE (800) 431-9629 (TOLL FREE).

  PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CONECTIV ("CONECTIV") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

  HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 14, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD OF SUCH SHARES ON THE RECORD DATE. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES SEPTEMBER 10, 1998 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT), TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

  NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

  The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

  NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

  THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

  PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR ITEM 1.

  Indicate your vote by an (X). The Board of Directors recommends voting FOR
Item 1.

ITEM 1.

  HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

  To remove from the Company's charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

              [_] FOR          [_] AGAINST           [_] ABSTAIN

  SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting. [_]

                           SIGNATURE(S) OF OWNER(S)
X
-------------------------------------------------------------------------------

X
-------------------------------------------------------------------------------

Dated: __________________________________________________________________, 1998

Name(s): ______________________________________________________________________

_______________________________________________________________________________
                                (PLEASE PRINT)

Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________

_______________________________________________________________________________
                              (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: __________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE COMPLETE:

                        DESCRIPTION OF SHARES TENDERED
    (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
                                CERTIFICATE(S))
                 (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

-----------------------------------------------------------------------------
                                                         NUMBER OF SHARES NOT
                    TOTAL NUMBER OF                       TENDERED BUT AS TO
    CERTIFICATE  SHARES REPRESENTED BY     NUMBER OF        WHICH PROXIES
     NUMBER(S)*     CERTIFICATE(S)*    SHARES TENDERED**      GIVEN ONLY
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

 * Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

  If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder services department ("ACE Stockholder Services") at 800-365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

PLEASE COMPLETE IF APPLICABLE:

             GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: _________________________________________________________

Name: _________________________________________________________________________

Name of Firm: _________________________________________________________________

Address of Firm: ______________________________________________________________

Area Code and Telephone No.: __________________________________________________

Dated: _________________________________________________________________ , 1998

   IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 14, 1998, A RECORD HOLDER MUST
                   COMPLETE THE FOLLOWING IRREVOCABLE PROXY

          PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
              PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
               WAS NOT A HOLDER OF RECORD ON SEPTEMBER 14, 1998

                               IRREVOCABLE PROXY
                         WITH RESPECT TO SHARES OF THE
                    4.10% SERIES CUMULATIVE PREFERRED STOCK
                                      OF
                        ATLANTIC CITY ELECTRIC COMPANY
                  THE UNDERSIGNED HEREBY IRREVOCABLY APPOINTS

                    --------------------------------------
                       TYPE OR PRINT NAME OF TRANSFEREE

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 14, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

  This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

  This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

  All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

-------------------------------------------------------------------------------
                        DESCRIPTION OF PREFERRED STOCK
-------------------------------------------------------------------------------
        CERTIFICATE NUMBER(S)                       AGGREGATE NUMBER
     (ATTACH LIST IF NECESSARY)                         OF SHARES

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     Total: ______________________________

_____________________________________     _____________________________________
    SIGNATURE OF RECORD HOLDER OR             SIGNATURE OF RECORD HOLDER OR
        AUTHORIZED SIGNATORY                      AUTHORIZED SIGNATORY


_____________________________________     _____________________________________
         TYPE OR PRINT NAME                        TYPE OR PRINT NAME


Date: ________________________ , 1998     Date: ________________________ , 1998

Tax Identification or Social Security No(s). __________________________________

  Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.


Name: _________________________________________________________________________
                                (PLEASE PRINT)

Capacity: _____________________________________________________________________
                                 (FULL TITLE)

Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)

Area Code and Tel. No. ________________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Name of Firm: _________________________________________________________________

Authorized Signature: _________________________________________________________

Title: ________________________________________________________________________

Dated: _________________________________________________________________ , 1998

  DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

  DO NOT SEND ANY CERTIFICATES TO MORGAN STANLEY DEAN WITTER, D. F. KING & CO., INC., CONECTIV, ACE STOCKHOLDER SERVICES OR ATLANTIC CITY ELECTRIC COMPANY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT (800) 431-9629 (TOLL FREE) OR BANKS AND BROKERS CALL (212) 269-5550.

  This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded to The Bank of New York ("Depositary") or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below) and an Agent's Message (as defined below) is not delivered.

  Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO CONECTIV, THE COMPANY OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

[_] CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

  A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

[_] A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

[_] A vote FOR the Proposed Amendment will be cast at the Special Meeting.

  ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of tendering institution _______________________________________

      Account No. at DTC __________________________________________________

      Transaction Code No. ________________________________________________

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of tendering shareholder(s) _________________________________

      Date of execution of Notice of Guaranteed Delivery and Proxy ________

      Name of institution that guaranteed delivery ________________________

      If delivery is by book-entry transfer:

      Name of tendering institution _______________________________________

      Account No. at DTC __________________________________________________

      Transaction Code No. ________________________________________________

  A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

[_] A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

[_] A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

[_] A valid vote FOR the Proposed Amendment will be cast at the Special
    Meeting.

                   NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The abovesigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to Conectiv's offer to purchase any and all of the outstanding shares (the "Shares") of the series of preferred stock of Atlantic City

Electric Company, a New Jersey corporation, and direct utility subsidiary of Conectiv (the "Company"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 10, 1998 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer--Extension of Tender Period; Termination; Amendments" and "Terms of the Offer--Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, Conectiv all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conectiv, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from Conectiv and transmitting payment to tendering shareholders.

  The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Conectiv, Conectiv will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conectiv to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

  The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. Conectiv's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and Conectiv upon the terms and subject to the conditions of the Offer.

  The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, Conectiv may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

  Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the abovesigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that Conectiv has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Conectiv does not accept for purchase any of the Shares so tendered.

COMPLETE ONLY IF APPLICABLE:

    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 4, 6 AND 7)            (SEE INSTRUCTIONS 4, 6 AND 7)

   To be completed ONLY if the                To be completed ONLY if the
 check for the purchase price of            check for the purchase price of
 Shares purchased, the                      Shares purchased, the
 certificates for Shares not                certificates for Shares not
 tendered or not purchased or the           tendered or not purchased or the
 check for the Special Cash                 check for the Special Cash
 Payment are to be issued in the            Payment are to be mailed to
 name of someone other than the             someone other than the
 abovesigned.                               abovesigned or to the
                                            abovesigned at an address other
 Issue [_] Check and/or                     than that shown below the
       [_] Certificate(s) to:               abovesigned's signature(s).

 Name ____________________________          Mail [_] Check and/or
          (PLEASE PRINT)                         [_] Certificate(s) to:

 Address _________________________          Name ____________________________
                                                     (PLEASE PRINT)
 _________________________________
        (INCLUDE ZIP CODE)                  Address _________________________

 _________________________________          _________________________________
    (TAXPAYER IDENTIFICATION OR                    (INCLUDE ZIP CODE)
      SOCIAL SECURITY NUMBER)

COMPLETE ONLY IF YOUR SHARES ARE LOST:

                             LOST CERTIFICATES BOX

  [_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU
      OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: _______________________________________________________

COMPLETE ONLY IF APPLICABLE:

                         SOLICITED TENDERS AND PROXIES
                             (SEE INSTRUCTION 10)

  As provided in Instruction 10, Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

  The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: _________________________________________________________________
                                (PLEASE PRINT)

Name of Individual Broker or Financial Consultant: ____________________________

Telephone Number of Broker or Financial Consultant: ___________________________

Identification Number (if known): _____________________________________________

Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)

Complete ONLY if customer's shares held in nominee name are tendered:

NAME OF BENEFICIAL OWNER                  NUMBER OF SHARES TENDERED
                     (ATTACH ADDITIONAL LIST IF NECESSARY)


_____________________________________     _____________________________________


_____________________________________     _____________________________________


_____________________________________     _____________________________________

  The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Conectiv or the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

  The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

  THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED FOR THE TENDER OF SHARES OF THE 4.10% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER OR VOTE SHARES OF ANY OTHER SERIES OF PREFERRED STOCK FOR WHICH CONECTIV IS MAKING A TENDER OFFER AND/OR SOLICITING A PROXY MUST SUBMIT A LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

    PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

SIGN HERE: ____________________________________________________________________
                             SIGNATURE OF OWNER(S)

_______________________________________________________________________________
                             SIGNATURE OF OWNER(S)

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and as Agent's Message (as defined below) is not delivered or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by Conectiv (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal and Proxy. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained with this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company on the Record Date and transferees thereof. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record of such Shares on the Record Date. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of the Company his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on September 10, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered or voted under either Tender and Proxy Document are held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

  If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations or certificates.

  If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conectiv of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder voting in favor of the Proposed Amendment (but not tendering) is required to provide the Depositary with (i) in the case of a United States Preferred Shareholder, a correct Taxpayer Identification Number ("TIN") and a certification that the IRS has not notified such shareholder that he is subject to backup withholding on Substitute Form W-9, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as discussed below under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer shall be named hereunder under the heading "Solicited Tenders," and shall have solicited and obtained the tender, and shall also be (a) any broker or dealer in securities including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD,
(b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

  Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination shall be final and binding. Conectiv reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for

Shares that may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Conectiv's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Conectiv shall determine. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call ACE Stockholder Services at (800) 365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on a Special Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that
(a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                  PAYER'S NAME

                           Part 1--PLEASE PROVIDE YOUR        Social Security
                           TIN IN THE BOX AT RIGHT AND       Number OR Employer
 SUBSTITUTE                CERTIFY BY SIGNING AND DATING     Identification TIN
 FORM W-9                  BELOW.
 DEPARTMENT OF                                               -----------------
 THE TREASURY             -----------------------------------------------------
 INTERNAL                  Name (Please Print) ___________
 REVENUE SERVICE           Address _______________________   Part 2--
                           City   ___ State __ Zip Code __   Awaiting TIN [_]
 PAYER'S REQUEST FOR      -----------------------------------------------------
 TAXPAYER IDENTIFICATION   Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY,
 NUMBER ("TIN") AND        I CERTIFY THAT: (1) the number shown on this form
 CERTIFICATION             is my correct taxpayer identification number (or a
                           TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue
                           Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.

                           SIGNATURE ______________ DATE _______________, 1998
                           You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                          -----------------------------------------------------
                           NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
                           PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR
                           PROXY SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE
                           FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                           PART 2 OF SUBSTITUTE FORM W-9.

                                    CERTIFICATE OF AWAITING TAXPAYER
                                          IDENTIFICATION NUMBER

                           I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
                           (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.

                           SIGNATURE ______________ DATE _______________, 1998

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                          77 Water Street, 20th Floor
                            New York, New York 10005
                           (800) 431-9629 (toll free)

                                       or

                             Banks and Brokers call
                                 (212) 269-5550

                                                                           4.35%
                        LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
                     SHARES OF 4.35% SERIES PREFERRED STOCK
                             CUSIP NUMBER 048303762

                                       OF

                         ATLANTIC CITY ELECTRIC COMPANY

                               ----------------

              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH

                                       BY

                                    CONECTIV

                  DATED SEPTEMBER 10, 1998, FOR PURCHASE AT A
                       PURCHASE PRICE OF $88.60 PER SHARE

                                     AND/OR

                    VOTED PURSUANT TO THE PROXY STATEMENT OF

                         ATLANTIC CITY ELECTRIC COMPANY

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED

   THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

              BY MAIL:                       BY HAND OR OVERNIGHT COURIER:
    Tender & Exchange Department              Tender & Exchange Department
           P.O. Box 11248                          101 Barclay Street
        Church Street Station                  Receive and Deliver Window
    New York, New York 10286-1248               New York, New York 10286

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))
--------------------------------------------------------------------------------

  IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND PROXY STATEMENT OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND PROXY, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, AT TELEPHONE (800) 431-9629 (TOLL FREE).

  PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CONECTIV ("CONECTIV") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

  HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 14, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD OF SUCH SHARES ON THE RECORD DATE. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES SEPTEMBER 10, 1998 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT), TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

  NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

  The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

  NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

  THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

  PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR ITEM 1.

  Indicate your vote by an (X). The Board of Directors recommends voting FOR
Item 1.

ITEM 1.

  HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

  To remove from the Company's charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

              [_] FOR          [_] AGAINST           [_] ABSTAIN

  SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting. [_]

                           SIGNATURE(S) OF OWNER(S)
X
-------------------------------------------------------------------------------
X
-------------------------------------------------------------------------------
Dated: _________________________________________________________________ , 1998
Name(s): ______________________________________________________________________
_______________________________________________________________________________
                                (PLEASE PRINT)
Capacity (full title): ________________________________________________________
Address: ______________________________________________________________________
_______________________________________________________________________________
                              (INCLUDE ZIP CODE)
DAYTIME Area Code and Telephone No.: __________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE COMPLETE:

                        DESCRIPTION OF SHARES TENDERED
    (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
                                CERTIFICATE(S))
                 (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

-----------------------------------------------------------------------------
                                                         NUMBER OF SHARES NOT
                    TOTAL NUMBER OF                       TENDERED BUT AS TO
     CERTIFICATE SHARES REPRESENTED BY     NUMBER OF     WHICH PROXIES GIVEN
     NUMBER(S)*     CERTIFICATE(S)*    SHARES TENDERED**         ONLY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

 * Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

  If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder services department ("ACE Stockholder Services") at 800-365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

PLEASE COMPLETE IF APPLICABLE:

             GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: _________________________________________________________

Name: _________________________________________________________________________

Name of Firm: _________________________________________________________________

Address of Firm: ______________________________________________________________

Area Code and Telephone No.: __________________________________________________

Dated: __________________________________________________________________, 1998

   IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 14, 1998, A RECORD HOLDER MUST
                   COMPLETE THE FOLLOWING IRREVOCABLE PROXY

          PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
              PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
               WAS NOT A HOLDER OF RECORD ON SEPTEMBER 14, 1998

                               IRREVOCABLE PROXY
                         WITH RESPECT TO SHARES OF THE
                    4.35% SERIES CUMULATIVE PREFERRED STOCK
                                      OF
                        ATLANTIC CITY ELECTRIC COMPANY
                  THE UNDERSIGNED HEREBY IRREVOCABLY APPOINTS

                    --------------------------------------
                       TYPE OR PRINT NAME OF TRANSFEREE

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 14, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

  This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

  This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

  All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

-------------------------------------------------------------------------------
                        DESCRIPTION OF PREFERRED STOCK
-------------------------------------------------------------------------------
        CERTIFICATE NUMBER(S)                       AGGREGATE NUMBER
     (ATTACH LIST IF NECESSARY)                         OF SHARES

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     Total: ______________________________

_____________________________________     _____________________________________
    SIGNATURE OF RECORD HOLDER OR             SIGNATURE OF RECORD HOLDER OR
        AUTHORIZED SIGNATORY                      AUTHORIZED SIGNATORY

_____________________________________     _____________________________________
         TYPE OR PRINT NAME                        TYPE OR PRINT NAME

Date: ________________________ , 1998     Date: _________________________, 1998

Tax Identification or Social Security No(s). __________________________________

  Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name: _________________________________________________________________________
                                (PLEASE PRINT)
Capacity: _____________________________________________________________________
                                 (FULL TITLE)
Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)
Area Code and Tel. No. ________________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)
Name of Firm: _________________________________________________________________
Authorized Signature: _________________________________________________________
Title: ________________________________________________________________________
Dated: _________________________________________________________________ , 1998

  DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

  DO NOT SEND ANY CERTIFICATES TO MORGAN STANLEY DEAN WITTER, D. F. KING & CO., INC., CONECTIV, ACE STOCKHOLDER SERVICES OR ATLANTIC CITY ELECTRIC COMPANY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT (800) 431-9629 (TOLL FREE) OR BANKS AND BROKERS CALL (212) 269-5550.

  This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded to The Bank of New York ("Depositary") or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below) and an Agent's Message (as defined below) is not delivered.

  Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO CONECTIV, THE COMPANY OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

[_]CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

  A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

[_]A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

[_]A vote FOR the Proposed Amendment will be cast at the Special Meeting.

  ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
      Name of tendering institution _______________________________________
      Account No. at DTC __________________________________________________
      Transaction Code No. ________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
      Name(s) of tendering shareholder(s) _________________________________
      Date of execution of Notice of Guaranteed Delivery and Proxy ________ Name of institution that guaranteed delivery ________________________ If delivery is by book-entry transfer:
      Name of tendering institution _______________________________________
      Account No. at DTC __________________________________________________
      Transaction Code No. ________________________________________________

  A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

[_]A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

[_]A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

[_]A valid vote FOR the Proposed Amendment will be cast at the Special
   Meeting.

                   NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The abovesigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to Conectiv's offer to purchase any and all of the outstanding shares (the "Shares") of the series of preferred stock of Atlantic City Electric Company, a New Jersey corporation, and direct utility subsidiary of Conectiv (the "Company"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 10, 1998 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer-- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer-- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, Conectiv all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conectiv, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from Conectiv and transmitting payment to tendering shareholders.

  The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Conectiv, Conectiv will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conectiv to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

  The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. Conectiv's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and Conectiv upon the terms and subject to the conditions of the Offer.

  The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, Conectiv may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

  Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the abovesigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that Conectiv has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Conectiv does not accept for purchase any of the Shares so tendered.


COMPLETE ONLY IF APPLICABLE:

                                              SPECIAL DELIVERY INSTRUCTIONS
    SPECIAL PAYMENT INSTRUCTIONS              (SEE INSTRUCTIONS 4, 6 AND 7)
  (SEE INSTRUCTIONS 1, 4, 6 AND 7)


                                              To be completed ONLY if the
   To be completed ONLY if the              check for the purchase price of
 check for the purchase price of            Shares purchased, the
 Shares purchased, the                      certificates for Shares not
 certificates for Shares not                tendered or not purchased or the
 tendered or not purchased or the           check for the Special Cash
 check for the Special Cash                 Payment are to be mailed to
 Payment are to be issued in the            someone other than the
 name of someone other than the             abovesigned or to the
 abovesigned.                               abovesigned at an address other
                                            than that shown below the
                                            abovesigned's signature(s).

 Issue[_] Check and/or

    [_] Certificate(s) to:
 Name ____________________________          Mail[_] Check and/or
          (PLEASE PRINT)                         [_] Certificate(s) to:
 Address _________________________          Name ____________________________
 _________________________________                   (PLEASE PRINT)
        (INCLUDE ZIP CODE)                  Address _________________________
 _________________________________          _________________________________
    (TAXPAYER IDENTIFICATION OR                    (INCLUDE ZIP CODE)
      SOCIAL SECURITY NUMBER)

COMPLETE ONLY IF YOUR SHARES ARE LOST:

                             LOST CERTIFICATES BOX

  [_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU
     OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: _______________________________________________________

COMPLETE ONLY IF APPLICABLE:

                         SOLICITED TENDERS AND PROXIES
                             (SEE INSTRUCTION 10)

  As provided in Instruction 10, Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

  The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:
Name of Firm: _________________________________________________________________
                                (PLEASE PRINT)
Name of Individual Broker or Financial Consultant: ____________________________ Telephone Number of Broker or Financial Consultant: ___________________________ Identification Number (if known): _____________________________________________
Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)

COMPLETE ONLY IF CUSTOMER'S SHARES HELD IN NOMINEE NAME ARE TENDERED:

NAME OF BENEFICIAL OWNER                  NUMBER OF SHARES TENDERED
                     (ATTACH ADDITIONAL LIST IF NECESSARY)
_____________________________________     _____________________________________
_____________________________________     _____________________________________
_____________________________________     _____________________________________

  The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Conectiv or the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

  The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

  THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED FOR THE TENDER OF SHARES OF THE 4.35% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT)

ONLY. ANY PERSON DESIRING TO TENDER OR VOTE SHARES OF ANY OTHER SERIES OF PREFERRED STOCK FOR WHICH CONECTIV IS MAKING A TENDER OFFER AND/OR SOLICITING A PROXY MUST SUBMIT A LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

    PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

SIGN HERE: ____________________________________________________________________
                             SIGNATURE OF OWNER(S)
_______________________________________________________________________________
                             SIGNATURE OF OWNER(S)

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and as Agent's Message (as defined below) is not delivered or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by Conectiv (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal and Proxy. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained with this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company on the Record Date and transferees thereof. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record of such Shares on the Record Date. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of the Company his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on September 10, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered or voted under either Tender and Proxy Document are held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

  If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations or certificates.

  If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conectiv of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder voting in favor of the Proposed Amendment (but not tendering) is required to provide the Depositary with (i) in the case of a United States Preferred Shareholder, a correct Taxpayer Identification Number ("TIN") and a certification that the IRS has not notified such shareholder that he is subject to backup withholding on Substitute Form W-9, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as discussed below under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer shall be named hereunder under the heading "Solicited Tenders," and shall have solicited and obtained the tender, and shall also be (a) any broker or dealer in securities including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD,
(b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

  Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination shall be final and binding. Conectiv reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Conectiv's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Conectiv shall determine. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call ACE Stockholder Services at (800) 365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on a Special Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that
(a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                  PAYER'S NAME

                           Part 1--PLEASE PROVIDE YOUR        Social Security
                           TIN IN THE BOX AT RIGHT AND       Number OR Employer
 SUBSTITUTE                CERTIFY BY SIGNING AND DATING     Identification TIN
 FORM W-9                  BELOW.
 DEPARTMENT OF                                               -----------------
 THE TREASURY             -----------------------------------------------------
 INTERNAL                  Name (Please Print) ___________
 REVENUE SERVICE           Address _______________________   Part 2--
                           City   ___ State __ Zip Code __   Awaiting TIN [_]
 PAYER'S REQUEST FOR      -----------------------------------------------------
 TAXPAYER IDENTIFICATION   Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY,
 NUMBER ("TIN") AND        I CERTIFY THAT: (1) the number shown on this form
 CERTIFICATION             is my correct Taxpayer Identification Number (or a
                           TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue
                           Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.

                           SIGNATURE ______________ DATE _______________, 1998
                           You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                          -----------------------------------------------------
                           NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
                           PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR
                           PROXY SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE
                           FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                           PART 2 OF SUBSTITUTE FORM W-9.

                                    CERTIFICATE OF AWAITING TAXPAYER
                                          IDENTIFICATION NUMBER

                           I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
                           (2) I intend to do so in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.

                           SIGNATURE ______________ DATE _______________, 1998

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                          77 Water Street, 20th Floor
                            New York, New York 10005
                           (800) 431-9629 (toll free)

                                       or

                             Banks and Brokers call
                                 (212) 269-5550

                                                                4.35% 2ND SERIES

                        LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
                   SHARES OF 4.35% 2ND SERIES PREFERRED STOCK
                             CUSIP NUMBER 048303507
                                       OF

                         ATLANTIC CITY ELECTRIC COMPANY

                               ----------------
              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH

                                       BY

                                    CONECTIV

                  DATED SEPTEMBER 10, 1998, FOR PURCHASE AT A
                       PURCHASE PRICE OF $88.60 PER SHARE

                                     AND/OR

                    VOTED PURSUANT TO THE PROXY STATEMENT OF

                         ATLANTIC CITY ELECTRIC COMPANY

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED

   THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

              BY MAIL:                       BY HAND OR OVERNIGHT COURIER:
      Tender & Exchange Department            Tender & Exchange Department
             P.O. Box 11248                        101 Barclay Street
         Church Street Station                 Receive and Deliver Window
     New York, New York 10286-1248              New York, New York 10286

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))
--------------------------------------------------------------------------------

  IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND PROXY STATEMENT OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND PROXY, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, AT TELEPHONE (800) 431-9629 (TOLL FREE).

  PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CONECTIV ("CONECTIV") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

  HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 14, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD OF SUCH SHARES ON THE RECORD DATE. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES SEPTEMBER 10, 1998 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT), TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

  NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

  The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

  NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

  THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR ITEM 1.

  Indicate your vote by an (X). The Board of Directors recommends voting FOR
Item 1.

ITEM 1.

  HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

  To remove from the Company's charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

             [_]FOR            [_]AGAINST            [_]ABSTAIN

  SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting. [_]

                           SIGNATURE(S) OF OWNER(S)

X
_______________________________________________________________________________

X
_______________________________________________________________________________

Dated: __________________________________________________________________, 1998

Name(s): ______________________________________________________________________
                                (PLEASE PRINT)

Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: __________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE COMPLETE:


                        DESCRIPTION OF SHARES TENDERED
    (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
         CERTIFICATE(S)) (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

--------------------------------------------------------------------------------
                   TOTAL NUMBER OF                        NUMBER OF SHARES NOT
  CERTIFICATE   SHARES REPRESENTED BY     NUMBER OF     TENDERED BUT AS TO WHICH
  NUMBER(S)*       CERTIFICATE(S)*    SHARES TENDERED**    PROXIES GIVEN ONLY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

  If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder services department ("ACE Stockholder Services") at 800-365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

PLEASE COMPLETE IF APPLICABLE:

             GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: _________________________________________________________

Name: _________________________________________________________________________

Name of Firm: _________________________________________________________________

Address of Firm: ______________________________________________________________

Area Code and Telephone No.: __________________________________________________

Dated: __________________________________________________________________, 1998

   IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 14, 1998, A RECORD HOLDER MUST
                   COMPLETE THE FOLLOWING IRREVOCABLE PROXY

          PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
              PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
               WAS NOT A HOLDER OF RECORD ON SEPTEMBER 14, 1998

                               IRREVOCABLE PROXY
                         WITH RESPECT TO SHARES OF THE
                  4.35% 2ND SERIES CUMULATIVE PREFERRED STOCK
                                      OF
                        ATLANTIC CITY ELECTRIC COMPANY
                  THE UNDERSIGNED HEREBY IRREVOCABLY APPOINTS

                   ---------------------------------------
                       TYPE OR PRINT NAME OF TRANSFEREE

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 14, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

  This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

  This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

  All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

-------------------------------------------------------------------------------
                        DESCRIPTION OF PREFERRED STOCK
-------------------------------------------------------------------------------
        CERTIFICATE NUMBER(S)                       AGGREGATE NUMBER
     (ATTACH LIST IF NECESSARY)                         OF SHARES

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     Total: ______________________________

_____________________________________     _____________________________________
    SIGNATURE OF RECORD HOLDER OR             SIGNATURE OF RECORD HOLDER OF
        AUTHORIZED SIGNATORY                      AUTHORIZED SIGNATORY

_____________________________________     _____________________________________
         TYPE OR PRINT NAME                        TYPE OR PRINT NAME

Date: _________________________, 1998     Date: _________________________, 1998

Tax Identification or Social Security No(s). __________________________________

  Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name: _________________________________________________________________________
                                (PLEASE PRINT)

Capacity: _____________________________________________________________________
                                 (FULL TITLE)

Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)

Area Code and Tel. No. ________________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Name of Firm: _________________________________________________________________

Authorized Signature: _________________________________________________________

Title: ________________________________________________________________________

Dated: __________________________________________________________________, 1998

  DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

  DO NOT SEND ANY CERTIFICATES TO MORGAN STANLEY DEAN WITTER, D. F. KING & CO., INC., CONECTIV, ACE STOCKHOLDER SERVICES OR ATLANTIC CITY ELECTRIC COMPANY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO D. F. KING & CO., INC., THE INFORMATION AGENT, AT (800) 431-9629 (TOLL FREE) OR BANKS AND BROKERS CALL (212) 269-5550.

  This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded to The Bank of New York ("Depositary") or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below) and an Agent's Message (as defined below) is not delivered.

  Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering

Shares" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO CONECTIV, THE COMPANY OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

[_] CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

  A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

[_] A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

[_] A vote FOR the Proposed Amendment will be cast at the Special Meeting.

  ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of tendering institution _______________________________________

      Account No. at DTC __________________________________________________

      Transaction Code No. ________________________________________________

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of tendering shareholder(s) _________________________________

      Date of execution of Notice of Guaranteed Delivery and Proxy ________

      Name of institution that guaranteed delivery ________________________

      If delivery is by book-entry transfer:

      Name of tendering institution _______________________________________

      Account No. at DTC __________________________________________________

      Transaction Code No. ________________________________________________

  A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

[_] A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

[_] A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

[_] A valid vote FOR the Proposed Amendment will be cast at the Special
    Meeting.

                   NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The abovesigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to Conectiv's offer to purchase any and all of the outstanding shares (the "Shares") of the series of preferred stock of Atlantic City

Electric Company, a New Jersey corporation, and direct utility subsidiary of Conectiv (the "Company"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 10, 1998 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer--Extension of Tender Period; Termination; Amendments" and "Terms of the Offer--Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, Conectiv all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conectiv, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from Conectiv and transmitting payment to tendering shareholders.

  The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Conectiv, Conectiv will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conectiv to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

  The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. Conectiv's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and Conectiv upon the terms and subject to the conditions of the Offer.

  The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, Conectiv may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

  Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the abovesigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that Conectiv has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Conectiv does not accept for purchase any of the Shares so tendered.

COMPLETE ONLY IF APPLICABLE:

                                              SPECIAL DELIVERY INSTRUCTIONS
    SPECIAL PAYMENT INSTRUCTIONS              (SEE INSTRUCTIONS 4, 6 AND 7)
  (SEE INSTRUCTIONS 1, 4, 6 AND 7)
                                              To be completed ONLY if the
   To be completed ONLY if the              check for the purchase price of
 check for the purchase price of            Shares purchased, the
 Shares purchased, the                      certificates for Shares not
 certificates for Shares not                tendered or not purchased or the
 tendered or not purchased or the           check for the Special Cash
 check for the Special Cash                 Payment are to be mailed to
 Payment are to be issued in the            someone other than the
 name of someone other than the             abovesigned or to the
 abovesigned.                               abovesigned at an address other
                                            than that shown below the
 Issue [_] Check and/or                     abovesigned's signature(s).
       [_] Certificate(s) to:
                                            Mail [_] Check and/or
 Name ____________________________               [_] Certificate(s) to:
          (PLEASE PRINT)
                                            Name ____________________________
 Address _________________________                   (PLEASE PRINT)

 _________________________________          Address _________________________
        (INCLUDE ZIP CODE)
                                            _________________________________
 _________________________________                 (INCLUDE ZIP CODE)
    (TAXPAYER IDENTIFICATION OR
      SOCIAL SECURITY NUMBER)

COMPLETE ONLY IF YOUR SHARES ARE LOST:

                             LOST CERTIFICATES BOX

  [_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU
      OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: _______________________________________________________

COMPLETE ONLY IF APPLICABLE:

                         SOLICITED TENDERS AND PROXIES
                             (SEE INSTRUCTION 10)

  As provided in Instruction 10, Conectiv will pay a solicitation fee of an amount equal to $ 1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $ 1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

  The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: _________________________________________________________________
                                (PLEASE PRINT)

Name of Individual Broker or Financial Consultant: ____________________________

Telephone Number of Broker or Financial Consultant: ___________________________

Identification Number (if known): _____________________________________________

Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)

Complete ONLY if customer's shares held in nominee name are tendered:

NAME OF BENEFICIAL OWNER                  NUMBER OF SHARES TENDERED
                     (ATTACH ADDITIONAL LIST IF NECESSARY)


_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

  The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Conectiv or the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

  The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

  THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED FOR THE TENDER OF SHARES OF THE 4.35% 2ND SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER OR VOTE SHARES OF ANY OTHER SERIES OF PREFERRED STOCK FOR WHICH CONECTIV IS MAKING A TENDER OFFER AND/OR SOLICITING A PROXY MUST SUBMIT A LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

    PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

SIGN HERE: ____________________________________________________________________
                             SIGNATURE OF OWNER(S)

_______________________________________________________________________________
                             SIGNATURE OF OWNER(S)

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and as Agent's Message (as defined below) is not delivered or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by Conectiv (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal and Proxy. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained with this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company on the Record Date and transferees thereof. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record of such Shares on the Record Date. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of the Company his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on September 10, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered or voted under either Tender and Proxy Document are held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

  If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations or certificates.

  If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conectiv of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder voting in favor of the Proposed Amendment (but not tendering) is required to provide the Depositary with (i) in the case of a United States Preferred Shareholder, a correct Taxpayer Identification Number ("TIN") and a certification that the IRS has not notified such shareholder that he is subject to backup withholding on Substitute Form W-9, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as discussed below under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer shall be named hereunder under the heading "Solicited Tenders," and shall have solicited and obtained the tender, and shall also be (a) any broker or dealer in securities including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD,
(b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

  Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination shall be final and binding. Conectiv reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Conectiv's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Conectiv shall determine. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call ACE Stockholder Services at (800) 365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on a Special Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that
(a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                  PAYER'S NAME

                           Part 1--PLEASE PROVIDE YOUR        Social Security
                           TIN IN THE BOX AT RIGHT AND       Number OR Employer
 SUBSTITUTE                CERTIFY BY SIGNING AND DATING     Identification TIN
 FORM W-9                  BELOW.
 DEPARTMENT OF                                               -----------------
 THE TREASURY             -----------------------------------------------------
 INTERNAL                  Name (Please Print) ___________
 REVENUE SERVICE           Address _______________________   Part 2--
                           City   ___ State __ Zip Code __   Awaiting TIN [_]
 PAYER'S REQUEST FOR      -----------------------------------------------------
 TAXPAYER IDENTIFICATION   Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY,
 NUMBER ("TIN") AND        I CERTIFY THAT: (1) the number shown on this form
 CERTIFICATION             is my correct taxpayer identification number (or a
                           TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue
                           Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.

                           SIGNATURE ______________ DATE _______________, 1998
                           You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                          -----------------------------------------------------
                           NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
                           PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR
                           PROXY SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE
                           FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                           PART 2 OF SUBSTITUTE FORM W-9.

                                    CERTIFICATE OF AWAITING TAXPAYER
                                          IDENTIFICATION NUMBER

                           I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
                           (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.

                           SIGNATURE ______________ DATE _______________, 1998

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                          77 Water Street, 20th Floor
                            New York, New York 10005
                           (800) 431-9629 (toll free)

                                       or

                             Banks and Brokers call
                                 (212) 269-5550

                                                                           4.75%
                        LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
                     SHARES OF 4.75% SERIES PREFERRED STOCK
                             CUSIP NUMBER 048303309

                                       OF

                         ATLANTIC CITY ELECTRIC COMPANY

                               ----------------

              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH

                                       BY

                                    CONECTIV

                  DATED SEPTEMBER 10, 1998, FOR PURCHASE AT A
                       PURCHASE PRICE OF $96.75 PER SHARE

                                     AND/OR

                    VOTED PURSUANT TO THE PROXY STATEMENT OF

                         ATLANTIC CITY ELECTRIC COMPANY

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED

   THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

              BY MAIL:                       BY HAND OR OVERNIGHT COURIER:
    Tender & Exchange Department              Tender & Exchange Department
           P.O. Box 11248                          101 Barclay Street
        Church Street Station                  Receive and Deliver Window
    New York, New York 10286-1248               New York, New York 10286

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))
--------------------------------------------------------------------------------

  IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND PROXY STATEMENT OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND PROXY, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, AT TELEPHONE (800) 431-9629 (TOLL FREE).

  PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CONECTIV ("CONECTIV") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

  HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 14, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD OF SUCH SHARES ON THE RECORD DATE. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES SEPTEMBER 10, 1998 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT), TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

  NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

  The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

  NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

  THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

  PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR ITEM 1.

  Indicate your vote by an (X). The Board of Directors recommends voting FOR
Item 1.

ITEM 1.

  HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

  To remove from the Company's charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

              [_] FOR          [_] AGAINST           [_] ABSTAIN

  SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting. [_]

                           SIGNATURE(S) OF OWNER(S)

X
-------------------------------------------------------------------------------

X
-------------------------------------------------------------------------------

Dated: __________________________________________________________________, 1998

Name(s): ______________________________________________________________________

_______________________________________________________________________________
                                (PLEASE PRINT)

Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________

_______________________________________________________________________________
                              (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: __________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE COMPLETE:

                        DESCRIPTION OF SHARES TENDERED
    (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
                                CERTIFICATE(S))
                 (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

-----------------------------------------------------------------------------
                                                         NUMBER OF SHARES NOT
                    TOTAL NUMBER OF                       TENDERED BUT AS TO
     CERTIFICATE SHARES REPRESENTED BY     NUMBER OF     WHICH PROXIES GIVEN
     NUMBER(S)*     CERTIFICATE(S)*    SHARES TENDERED**         ONLY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

 * Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

  If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder services department ("ACE Stockholder Services") at 800-365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

PLEASE COMPLETE IF APPLICABLE:

             GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)
Authorized Signature: _________________________________________________________
Name: _________________________________________________________________________
Name of Firm: _________________________________________________________________
Address of Firm: ______________________________________________________________
Area Code and Telephone No.: __________________________________________________
Dated: __________________________________________________________________, 1998

   IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 14, 1998, A RECORD HOLDER MUST
                   COMPLETE THE FOLLOWING IRREVOCABLE PROXY

          PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
              PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
               WAS NOT A HOLDER OF RECORD ON SEPTEMBER 14, 1998

                               IRREVOCABLE PROXY
                         WITH RESPECT TO SHARES OF THE
                    4.75% SERIES CUMULATIVE PREFERRED STOCK
                                      OF
                        ATLANTIC CITY ELECTRIC COMPANY
                  THE UNDERSIGNED HEREBY IRREVOCABLY APPOINTS

                    --------------------------------------
                       TYPE OR PRINT NAME OF TRANSFEREE

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 14, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

  This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

  This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

  All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

-------------------------------------------------------------------------------
                        DESCRIPTION OF PREFERRED STOCK
-------------------------------------------------------------------------------
        CERTIFICATE NUMBER(S)                       AGGREGATE NUMBER
     (ATTACH LIST IF NECESSARY)                         OF SHARES


_____________________________________     _____________________________________


_____________________________________     _____________________________________


_____________________________________     _____________________________________

_____________________________________
                                          _____________________________________


_____________________________________
                                          _____________________________________


_____________________________________
                                          Total: ______________________________

_____________________________________     _____________________________________
    SIGNATURE OF RECORD HOLDER OR             SIGNATURE OF RECORD HOLDER OR
        AUTHORIZED SIGNATORY                      AUTHORIZED SIGNATORY


_____________________________________     _____________________________________
         TYPE OR PRINT NAME                        TYPE OR PRINT NAME


Date: ________________________ , 1998     Date: ________________________ , 1998

Tax Identification or Social Security No(s). __________________________________

  Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name: _________________________________________________________________________
                                (PLEASE PRINT)

Capacity: _____________________________________________________________________
                                 (FULL TITLE)

Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)

Area Code and Tel. No. ________________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Name of Firm: _________________________________________________________________

Authorized Signature: _________________________________________________________

Title: ________________________________________________________________________

Dated: _________________________________________________________________ , 1998

  DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

  DO NOT SEND ANY CERTIFICATES TO MORGAN STANLEY DEAN WITTER, D. F. KING & CO., INC., CONECTIV, ACE STOCKHOLDER SERVICES OR ATLANTIC CITY ELECTRIC COMPANY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT (800) 431-9629 (TOLL FREE) OR BANKS AND BROKERS CALL (212) 269-5550.

  This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded to The Bank of New York ("Depositary") or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below) and an Agent's Message (as defined below) is not delivered.

  Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO CONECTIV, THE COMPANY OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

[_]CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

  A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

[_]A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

[_]A vote FOR the Proposed Amendment will be cast at the Special Meeting.

  ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of tendering institution _______________________________________

      Account No. at DTC __________________________________________________

      Transaction Code No. ________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of tendering shareholder(s) _________________________________

      Date of execution of Notice of Guaranteed Delivery and Proxy ________

      Name of institution that guaranteed delivery ________________________

      If delivery is by book-entry transfer:

      Name of tendering institution _______________________________________

      Account No. at DTC __________________________________________________

      Transaction Code No. ________________________________________________

  A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

[_]A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

[_]A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

[_]A valid vote FOR the Proposed Amendment will be cast at the Special
   Meeting.

                   NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The abovesigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to Conectiv's offer to purchase any and all of the outstanding shares (the "Shares") of the series of preferred stock of Atlantic City Electric Company, a New Jersey corporation, and direct utility subsidiary of Conectiv (the "Company"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 10, 1998 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer-- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer-- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, Conectiv all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conectiv, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from Conectiv and transmitting payment to tendering shareholders.

  The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Conectiv, Conectiv will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conectiv to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

  The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. Conectiv's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and Conectiv upon the terms and subject to the conditions of the Offer.

  The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, Conectiv may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

  Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the abovesigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that Conectiv has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Conectiv does not accept for purchase any of the Shares so tendered.

COMPLETE ONLY IF APPLICABLE:

                                              SPECIAL DELIVERY INSTRUCTIONS
    SPECIAL PAYMENT INSTRUCTIONS              (SEE INSTRUCTIONS 4, 6 AND 7)
  (SEE INSTRUCTIONS 1, 4, 6 AND 7)


                                              To be completed ONLY if the
   To be completed ONLY if the              check for the purchase price of
 check for the purchase price of            Shares purchased, the
 Shares purchased, the                      certificates for Shares not
 certificates for Shares not                tendered or not purchased or the
 tendered or not purchased or the           check for the Special Cash
 check for the Special Cash                 Payment are to be mailed to
 Payment are to be issued in the            someone other than the
 name of someone other than the             abovesigned or to the
 abovesigned.                               abovesigned at an address other
                                            than that shown below the
                                            abovesigned's signature(s).

 Issue[_] Check and/or

    [_] Certificate(s) to:
 Name ____________________________          Mail[_] Check and/or
          (PLEASE PRINT)                         [_] Certificate(s) to:
 Address _________________________          Name ____________________________
 _________________________________                   (PLEASE PRINT)
        (INCLUDE ZIP CODE)                  Address _________________________
 _________________________________          _________________________________
    (TAXPAYER IDENTIFICATION OR                    (INCLUDE ZIP CODE)
      SOCIAL SECURITY NUMBER)

COMPLETE ONLY IF YOUR SHARES ARE LOST:

                             LOST CERTIFICATES BOX

  [_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU
     OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: _______________________________________________________

COMPLETE ONLY IF APPLICABLE:

                         SOLICITED TENDERS AND PROXIES
                             (SEE INSTRUCTION 10)

  As provided in Instruction 10, Conectiv will pay a solicitation fee of an amount equal to $ 1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $ 1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

  The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: _________________________________________________________________
                                (PLEASE PRINT)

Name of Individual Broker or Financial Consultant: ____________________________

Telephone Number of Broker or Financial Consultant: ___________________________

Identification Number (if known): _____________________________________________

Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)

Complete ONLY if customer's shares held in nominee name are tendered:

NAME OF BENEFICIAL OWNER                  NUMBER OF SHARES TENDERED
                     (ATTACH ADDITIONAL LIST IF NECESSARY)
_____________________________________     _____________________________________
_____________________________________     _____________________________________
_____________________________________     _____________________________________

  The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Conectiv or the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

  The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

  THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED FOR THE TENDER OF SHARES OF THE 4.75% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT)

ONLY. ANY PERSON DESIRING TO TENDER OR VOTE SHARES OF ANY OTHER SERIES OF PREFERRED STOCK FOR WHICH CONECTIV IS MAKING A TENDER OFFER AND/OR SOLICITING A PROXY MUST SUBMIT A LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

    PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

  SIGN HERE: __________________________________________________________________
                             SIGNATURE OF OWNER(S)

-------------------------------------------------------------------------------
                             SIGNATURE OF OWNER(S)

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and as Agent's Message (as defined below) is not delivered or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by Conectiv (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal and Proxy. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained with this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company on the Record Date and transferees thereof. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record of such Shares on the Record Date. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of the Company his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on September 10, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written one the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered or voted under either Tender and Proxy Document are held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

  If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations or certificates.

  If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conectiv of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder voting in favor of the Proposed Amendment (but not tendering) is required to provide the Depositary with (i) in the case of a United States Preferred Shareholder, a correct Taxpayer Identification Number ("TIN") and a certification that the IRS has not notified such shareholder that he is subject to backup withholding on Substitute Form W-9, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as discussed below under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer shall be named hereunder under the heading "Solicited Tenders," and shall have solicited and obtained the tender, and shall also be (a) any broker or dealer in securities including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD,
(b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

  Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination shall be final and binding. Conectiv reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Conectiv's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Conectiv shall determine. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call ACE Stockholder Services at (800) 365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on a Special Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that
(a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                  PAYER'S NAME

                           Part 1--PLEASE PROVIDE YOUR        Social Security
                           TIN IN THE BOX AT RIGHT AND       Number OR Employer
 SUBSTITUTE                CERTIFY BY SIGNING AND DATING     Identification TIN
 FORM W-9                  BELOW.
 DEPARTMENT OF                                               -----------------
 THE TREASURY             -----------------------------------------------------
 INTERNAL                  Name (Please Print) ___________
 REVENUE SERVICE           Address _______________________   Part 2--
                           City   ___ State __ Zip Code __   Awaiting TIN [_]
 PAYER'S REQUEST FOR      -----------------------------------------------------
 TAXPAYER IDENTIFICATION   Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY,
 NUMBER ("TIN") AND        I CERTIFY THAT: (1) the number shown on this form
 CERTIFICATION             is my correct taxpayer identification number (or a
                           TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue
                           Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.

                           SIGNATURE ______________ DATE _______________, 1998
                           You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                          -----------------------------------------------------
                           NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
                           PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR
                           PROXY SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE
                           FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                           PART 2 OF SUBSTITUTE FORM W-9.

                                    CERTIFICATE OF AWAITING TAXPAYER
                                         IDENTIFICATION NUMBER:

                           I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
                           (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.

                           SIGNATURE ______________ DATE _______________, 1998

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                          77 Water Street, 20th Floor
                            New York, New York 10005
                           (800) 431-9629 (toll free)

                                       or

                             Banks and Brokers call
                                 (212) 269-5550

                                                                              5%
                        LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
                      SHARES OF 5% SERIES PREFERRED STOCK
                             CUSIP NUMBER 048303788

                                       OF

                         ATLANTIC CITY ELECTRIC COMPANY

                               ----------------

              TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH

                                       BY

                                    CONECTIV

                  DATED SEPTEMBER 10, 1998, FOR PURCHASE AT A
                      PURCHASE PRICE OF $100.00 PER SHARE

                                     AND/OR

                    VOTED PURSUANT TO THE PROXY STATEMENT OF

                         ATLANTIC CITY ELECTRIC COMPANY

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED

   THE PROXY CONTAINED IN THIS DOCUMENT IS IN RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED.

                      TO: THE BANK OF NEW YORK, DEPOSITARY

              BY MAIL:                       BY HAND OR OVERNIGHT COURIER:
    Tender & Exchange Department              Tender & Exchange Department
           P.O. Box 11248                          101 Barclay Street
        Church Street Station                  Receive and Deliver Window
    New York, New York 10286-1248               New York, New York 10286

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))
--------------------------------------------------------------------------------

  IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND PROXY STATEMENT OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND PROXY, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, AT TELEPHONE (800) 431-9629 (TOLL FREE).

  PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CONECTIV ("CONECTIV") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

  HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 14, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD OF SUCH SHARES ON THE RECORD DATE. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES SEPTEMBER 10, 1998 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT), TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

  NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

  The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

  NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

  THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR ITEM 1. AN ABSTENTION IS THE EQUIVALENT OF A VOTE AGAINST the Proposed Amendment.

  PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR ITEM 1.

  Indicate your vote by an (X). The Board of Directors recommends voting FOR
Item 1.

ITEM 1.

  HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

  To remove from the Company's charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

              [_] FOR          [_] AGAINST           [_] ABSTAIN

  SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

  Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting. [_]

                           SIGNATURE(S) OF OWNER(S)

X
-------------------------------------------------------------------------------

X
-------------------------------------------------------------------------------

Dated: __________________________________________________________________, 1998

Name(s): ______________________________________________________________________

_______________________________________________________________________________
                                (PLEASE PRINT)

Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________

_______________________________________________________________________________
                              (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: __________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE COMPLETE:

                        DESCRIPTION OF SHARES TENDERED
    (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION APPEARS ON
                                CERTIFICATE(S))
                 (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

-----------------------------------------------------------------------------
                                                         NUMBER OF SHARES NOT
                    TOTAL NUMBER OF                       TENDERED BUT AS TO
     CERTIFICATE SHARES REPRESENTED BY     NUMBER OF     WHICH PROXIES GIVEN
     NUMBER(S)*     CERTIFICATE(S)*    SHARES TENDERED**         ONLY
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

 * Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

  If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder services department ("ACE Stockholder Services") at 800-365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

PLEASE COMPLETE IF APPLICABLE:

             GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)
Authorized Signature: _________________________________________________________
Name: _________________________________________________________________________
Name of Firm: _________________________________________________________________
Address of Firm: ______________________________________________________________
Area Code and Telephone No.: __________________________________________________
Dated: _________________________________________________________________ , 1998

   IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 14, 1998, A RECORD HOLDER MUST
                   COMPLETE THE FOLLOWING IRREVOCABLE PROXY

          PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
              PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
               WAS NOT A HOLDER OF RECORD ON SEPTEMBER 14, 1998

                               IRREVOCABLE PROXY
                         WITH RESPECT TO SHARES OF THE
                     5% SERIES CUMULATIVE PREFERRED STOCK
                                      OF
                        ATLANTIC CITY ELECTRIC COMPANY
                  THE UNDERSIGNED HEREBY IRREVOCABLY APPOINTS

                    --------------------------------------
                       TYPE OR PRINT NAME OF TRANSFEREE

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 14, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

  This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

  This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

  All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

-------------------------------------------------------------------------------
                        DESCRIPTION OF PREFERRED STOCK
-------------------------------------------------------------------------------
        CERTIFICATE NUMBER(S)                       AGGREGATE NUMBER
     (ATTACH LIST IF NECESSARY)                         OF SHARES


_____________________________________     _____________________________________


_____________________________________     _____________________________________


_____________________________________     _____________________________________

_____________________________________
                                          _____________________________________


_____________________________________
                                          _____________________________________


_____________________________________
                                          Total: ______________________________

_____________________________________     _____________________________________
    SIGNATURE OF RECORD HOLDER OR             SIGNATURE OF RECORD HOLDER OR
        AUTHORIZED SIGNATORY                      AUTHORIZED SIGNATORY


_____________________________________     _____________________________________
         TYPE OR PRINT NAME                        TYPE OR PRINT NAME


Date: ________________________ , 1998     Date: _________________________, 1998

Tax Identification or Social Security No(s). __________________________________

  Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name: _________________________________________________________________________
                                (PLEASE PRINT)

Capacity: _____________________________________________________________________
                                 (FULL TITLE)

Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)

Area Code and Tel. No. ________________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Name of Firm: _________________________________________________________________

Authorized Signature: _________________________________________________________

Title: ________________________________________________________________________

Dated: __________________________________________________________________, 1998

  DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

  DO NOT SEND ANY CERTIFICATES TO MORGAN STANLEY DEAN WITTER, D. F. KING & CO., INC., CONECTIV, ACE STOCKHOLDER SERVICES OR ATLANTIC CITY ELECTRIC COMPANY.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT (800) 431-9629 (TOLL FREE) OR BANKS AND BROKERS CALL (212) 269-5550.

  This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded to The Bank of New York ("Depositary") or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below) and an Agent's Message (as defined below) is not delivered.

  Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering

Shares" in the Offer to Purchase and Proxy Statement. See Instruction 2. DELIVERY OF DOCUMENTS TO CONECTIV, THE COMPANY OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

[_]CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

  A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

[_]A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

[_]A vote FOR the Proposed Amendment will be cast at the Special Meeting.

  ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of tendering institution _______________________________________

      Account No. at DTC __________________________________________________

      Transaction Code No. ________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of tendering shareholder(s) _________________________________

      Date of execution of Notice of Guaranteed Delivery and Proxy ________

      Name of institution that guaranteed delivery ________________________

      If delivery is by book-entry transfer:

      Name of tendering institution _______________________________________

      Account No. at DTC __________________________________________________

      Transaction Code No. ________________________________________________

  A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

[_]A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

[_]A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

[_]A valid vote FOR the Proposed Amendment will be cast at the Special
   Meeting.

                   NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The abovesigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to Conectiv's offer to purchase any and all of the outstanding shares (the "Shares") of the series of preferred stock of Atlantic City Electric Company, a New Jersey corporation, and direct utility subsidiary of Conectiv (the "Company"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 10, 1998 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer--Extension of Tender Period; Termination; Amendments" and "Terms of the Offer--Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, Conectiv all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conectiv, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from Conectiv and transmitting payment to tendering shareholders.

  The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Conectiv, Conectiv will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conectiv to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

  The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. Conectiv's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and Conectiv upon the terms and subject to the conditions of the Offer.

  The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, Conectiv may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

  Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the abovesigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that Conectiv has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Conectiv does not accept for purchase any of the Shares so tendered.

COMPLETE ONLY IF APPLICABLE:

    SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 4, 6 AND 7)

                                              (SEE INSTRUCTIONS 4, 6 AND 7)

   To be completed ONLY if the                To be completed ONLY if the
 check for the purchase price of            check for the purchase price of
 Shares purchased, the                      Shares purchased, the
 certificates for Shares not                certificates for Shares not
 tendered or not purchased or the           tendered or not purchased or the
 check for the Special Cash                 check for the Special Cash
 Payment are to be issued in the            Payment are to be mailed to
 name of someone other than the             someone other than the
 abovesigned.                               abovesigned or to the
                                            abovesigned at an address other
                                            than that shown below the
                                            abovesigned's signature(s).

 Issue[_] Check and/or
    [_] Certificate(s) to:

 Name ____________________________
          (PLEASE PRINT)                    Mail[_] Check and/or
 Address _________________________               [_] Certificate(s) to:
 _________________________________          Name ____________________________
        (INCLUDE ZIP CODE)                           (PLEASE PRINT)
 _________________________________          Address _________________________
    (TAXPAYER IDENTIFICATION OR             _________________________________
      SOCIAL SECURITY NUMBER)                      (INCLUDE ZIP CODE)

COMPLETE ONLY IF YOUR SHARES ARE LOST:

                             LOST CERTIFICATES BOX

  [_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU
     OWN AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)

    Number of Shares represented by lost, destroyed or stolen certificates: _______________________________________________________

COMPLETE ONLY IF APPLICABLE:

                         SOLICITED TENDERS AND PROXIES
                             (SEE INSTRUCTION 10)

  As provided in Instruction 10, Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

  The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: _________________________________________________________________
                                (PLEASE PRINT)

Name of Individual Broker or Financial Consultant: ____________________________

Telephone Number of Broker or Financial Consultant: ___________________________

Identification Number (if known): _____________________________________________

Address: ______________________________________________________________________
                              (INCLUDE ZIP CODE)

Complete ONLY if customer's shares held in nominee name are tendered:

NAME OF BENEFICIAL OWNER                  NUMBER OF SHARES TENDERED
                     (ATTACH ADDITIONAL LIST IF NECESSARY)
_____________________________________     _____________________________________
_____________________________________     _____________________________________
_____________________________________     _____________________________________

  The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Conectiv or the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

  The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

  THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED FOR THE TENDER OF SHARES OF THE 5% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER OR VOTE SHARES OF ANY OTHER SERIES OF PREFERRED STOCK FOR WHICH CONECTIV IS MAKING A TENDER OFFER AND/OR SOLICITING A PROXY MUST SUBMIT A LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

    PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

SIGN HERE: ____________________________________________________________________
                             SIGNATURE OF OWNER(S)

-------------------------------------------------------------------------------
                             SIGNATURE OF OWNER(S)

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

  2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and as Agent's Message (as defined below) is not delivered or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by Conectiv (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal and Proxy. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

  THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

  No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained with this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company on the Record Date and transferees thereof. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record of such Shares on the Record Date. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of the Company his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on September 10, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

  4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered or voted under either Tender and Proxy Document are held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

  If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations or certificates.

  If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conectiv of the authority of such person so to act must be submitted.

  6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

  7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility.

  8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder voting in favor of the Proposed Amendment (but not tendering) is required to provide the Depositary with (i) in the case of a Untied States Preferred Shareholder, a correct Taxpayer Identification Number ("TIN") and a certification that the IRS has not notified such shareholder that he is subject to backup withholding on Substitute Form W-9, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as discussed below under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

  9. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

  10. SOLICITED TENDERS. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $ 1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer shall be named hereunder under the heading "Solicited Tenders," and shall have solicited and obtained the tender, and shall also be (a) any broker or dealer in securities including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD,
(b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

  Soliciting Dealers will include any organizations described in clauses (a),
(b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

  11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination shall be final and binding. Conectiv reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Conectiv's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Conectiv shall determine. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

  12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call ACE Stockholder Services at (800) 365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

  IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

  Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

  To avoid backup withholding on a Special Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that
(a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                  PAYER'S NAME

                           Part 1--PLEASE PROVIDE YOUR        Social Security
                           TIN IN THE BOX AT RIGHT AND       Number OR Employer
 SUBSTITUTE                CERTIFY BY SIGNING AND DATING     Identification TIN
 FORM W-9                  BELOW.
 DEPARTMENT OF                                               -----------------
 THE TREASURY             -----------------------------------------------------
 INTERNAL                  Name (Please Print) ___________
 REVENUE SERVICE           Address _______________________   Part 2--
                           City   ___ State __ Zip Code __   Awaiting TIN [_]
 PAYER'S REQUEST FOR      -----------------------------------------------------
 TAXPAYER IDENTIFICATION   Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY,
 NUMBER ("TIN") AND        I CERTIFY THAT: (1) the number shown on this form
 CERTIFICATION             is my correct taxpayer identification number (or a
                           TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue
                           Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding and (3) all other information provided on this form is true, correct and complete.

                           SIGNATURE ______________ DATE _______________, 1998
                           You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                          -----------------------------------------------------
                           NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
                           PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR
                           PROXY SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE
                           FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                           PART 2 OF SUBSTITUTE FORM W-9.

                                    CERTIFICATE OF AWAITING TAXPAYER
                                          IDENTIFICATION NUMBER

                           I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
                           (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.

                           SIGNATURE ______________ DATE _______________, 1998

                             THE INFORMATION AGENT:

                             D.F. KING & CO., INC.
                          77 Water Street, 20th Floor
                            New York, New York 10005
                           (800) 431-9629 (toll free)

                                       or

                             Banks and Brokers call
                                 (212) 269-5550